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                                                                     EXHIBIT 1.1

                                12,000,000 SHARES

                                  STAPLES, INC.

                    COMMON STOCK, PAR VALUE $.0006 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                    May 29, 2003


CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
    c/o Credit Suisse First Boston LLC
      Eleven Madison Avenue
        New York, NY 10010-3629

Ladies and Gentlemen:

         1. INTRODUCTORY. Staples, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell an aggregate of 12,000,000 shares ("FIRM SHARES") of Common Stock, par value $.0006 per share ("SHARES"), registered under the registration statement referred to in Section 2(a), and also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,800,000 of its Shares ("OPTIONAL SHARES") as set forth below. The Firm Shares and the Optional Shares are herein collectively called the "OFFERED SHARES". It is understood that, subject to the conditions hereinafter stated, the Offered Shares will be sold to the several Underwriters named in Schedule A hereto ("UNDERWRITERS"). The Company agrees with the several Underwriters as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

             (a) A registration statement (No. 333-101116), including a prospectus, relating to the Offered Shares has been filed with the Securities and Exchange Commission ("COMMISSION") and has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission. Such registration statement, including the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003 and any other subsequently filed documents that are incorporated by reference into such registration statement (such Annual Report and subsequently filed documents are collectively referred to herein as the "EXCHANGE ACT REPORTS"), as amended on the date hereof, is hereinafter referred to as the "REGISTRATION STATEMENT", and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Offered Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Securities Act of 1933, as amended ("ACT"), including all material incorporated by reference therein, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (b) On the effective date of the registration statement relating to the Offered Shares, such registration statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date hereof, the Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or


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         necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter, if any, specifically for use therein. The Exchange Act Reports, when they were filed or when they will be filed with the Commission, did conform and will conform in all material respects to the applicable requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were or will be so filed, as applicable, not misleading.

              (c) Each of the Company and each Significant Subsidiary of the Company (as defined in Rule 1-02 of Regulation S-X) that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each Significant Subsidiary of the Company that is a limited liability company has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware, with the power and authority as a limited liability company to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, or is subject to no material liability or disability by reason of the failure to be in good standing in any such jurisdiction.

              (d) The Offered Shares and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Shares have been delivered and paid for in accordance with this Agreement on the applicable Closing Date (as defined below), such Offered Shares will be, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Shares.

              (e) All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth on Schedule 2(e) hereto) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

              (f) Neither the Company nor any of its subsidiaries (y) is in violation of its Certificate of Incorporation or By-laws, or (z) other than any defaults that singly or in the aggregate will not have a material adverse effect on the financial position, stockholders' equity or results of


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         operations of the Company and its subsidiaries, is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

              (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

              (h) On April 24, 2003, the Company filed a "Notification Form:
         Listing of Additional Shares" with the Nasdaq Stock Market ("NASDAQ") with respect to the proposed listing and issuance of the Firm Shares and the Optional Shares. On April 30, 2003, the Company confirmed with the NASDAQ that an additional 13,800,000 shares of common stock, representing the Firm Shares and the Optional Shares, have been listed on the Company's "NASDAQ Stock Market Listing of Additional Shares Transaction Summary Report".

              (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Shares by the Company, except such as will have been obtained and made under the Act prior to the First Closing Date and such as may be required under state securities laws.

              (j) The execution, delivery and performance of this Agreement, the issue and sale by the Company of the Offered Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company or the Certificate of Incorporation or By-laws of each of the Significant Subsidiaries of the Company that is a corporation or the Certificate of Formation or Limited Liability Company Agreement of each of the Significant Subsidiaries of the Company that is a limited liability company, or any order of any United States court or governmental agency or body having jurisdiction over the Company or any of its material domestic subsidiaries specifically naming the Company or any of the Significant Subsidiaries of the Company or any statute, rule or regulation; and the Company has full authority to authorize, issue and sell the Offered Shares as contemplated by this Agreement.

              (k) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company., subject as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other laws affecting creditors' rights generally, from time to time in effect and to general principles of equity.

              (l) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or


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         such as do not materially affect the value of such properties in the aggregate and do not interfere with the use made and proposed to be made of such properties in the aggregate by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries taken as a whole.

              (m) No material labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent.

              (n) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business in all material respects now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

              (o) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is subject to any claim relating to any environmental laws, which, in any case of
         (i)-(iv) above, are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and the Company is not aware of any pending investigation which might lead to such a claim.

              (q) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (r) The audited consolidated financial statements of the Company incorporated by reference in the Prospectus present fairly in all material respects the financial position of the Company at their respective dates, and the results of operations of the Company for the periods covered thereby; the audited consolidated financial statements of the Company incorporated by reference in the Prospectus have been (except insofar as may be expressly stated therein) prepared in accordance with accounting principles generally accepted in the United States in force at the time of preparation of such financial statements and which have been consistently applied.

              (s) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Company's Annual Report on Form 10-K any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not


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         covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any material change in the capital stock of the Company (other than pursuant to the Company's stock award, option or purchase plans or other employee or director benefit plans) or material increase in long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries otherwise than as set forth or contemplated in the Prospectus; and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (t) The Company is not and, after giving effect to the offering and sale of the Offered Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

              (u) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Exchange Act and the rules and regulations of the Commission thereunder.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $18.3233 per share, the respective number of shares of Firm Shares set forth opposite the names of the Underwriters in Schedule A hereto. The Underwriters agree to reimburse the Company for an amount of up to $408,024 for expenses incurred by the Company in connection with the offering of the Offered Shares.

         The Company will deliver the Firm Shares to the Underwriters for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Underwriters drawn to the order of the Company at the office of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 9:00 A.M., New York time, on June 4, 2003, or at such other time not later than seven full business days thereafter as the Underwriters and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares sold pursuant to the offering. The certificates for the Firm Shares so to be delivered will be in definitive form, in such denominations and registered in such names as the Underwriters request at least two business days prior to the First Closing Date and will be made available for checking and packaging at the office of Sullivan & Cromwell LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from the Underwriters given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Shares at the purchase price to be paid for the Firm Shares. The Company agrees to sell to the Underwriters the number of shares of Optional Shares specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Shares. Such Optional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Shares set forth opposite such Underwriter's name bears to the total number of shares of Firm Shares (subject to adjustment by the Underwriters to eliminate fractions) and may be purchased by the Underwriters for the sole purpose of covering sales of shares in excess of the number of Firm Shares. No


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Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

         Each time for the delivery of and payment for the Optional Shares, being herein referred to an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Underwriters but shall be not later than five full business days after written notice of election to purchase Optional Shares is given. The Company will deliver the Optional Shares being purchased on each Optional Closing Date to the Underwriters for the accounts of the several Underwriters at the office of Sullivan & Cromwell LLP against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Underwriters drawn to the order of the Company, at the above office of Sullivan & Cromwell LLP. The certificates for the Optional Shares being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Underwriters request upon reasonable notice prior to such Optional Closing Date, and will be made available for checking and packaging at the above office of Sullivan & Cromwell LLP at a reasonable time in advance of such Optional Closing Date.

         4. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that it will furnish to counsel for the Underwriters one signed copy of the registration statement relating to the Offered Shares, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Offered Shares:

             (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Underwriters, subparagraph (5)) not later than the second business day following the execution and delivery of this Agreement.

             (b) The Company will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Underwriters promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

             (c) If, at any time when a prospectus relating to the Offered Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will notify the Underwriters of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

             (d) As soon as practicable, but not later than 16 months, after the date hereof, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to


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         the Offered Shares, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date hereof and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date hereof, which will satisfy the provisions of Section 11(a) of the Act.

             (e) The Company will furnish to the Underwriters copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

             (f) The Company will arrange for the qualification of the Offered Shares for sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution of the Offered Shares; provided that the Company shall not be required, in connection therewith, to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction .

              (g) The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriters for the 90-day period beginning at the time of execution of this Agreement. The foregoing sentence shall not apply to (i) the Offered Shares to be sold hereunder, (ii) the issuance by the Company of shares of its Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, issuances pursuant to the Company's employee stock purchase plan or the issuance by the Company of shares of restricted stock, options or warrants to employees or directors of the Company pursuant to the Company's stock-based incentive compensation plans existing on the date hereof, or (iii) the issuance of shares of Common Stock under the Company's 401(k) plan and deferred compensation plan.][GS and CSFB: please confirm whether the bracketed language is acceptable.

         5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the First Closing Date and the Optional Shares to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) On the date hereof, Ernst & Young LLP shall have furnished to the Underwriters a letter, dated the date hereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Prospectus or incorporated by reference therein.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.


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                  (c) There shall not have occurred (i) any change, or any
         development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Shares; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or disposition of the Offered Shares, whether in the primary market or in respect of dealings in the secondary market;
         (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or Nasdaq, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or
         (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Shares.

                  (d) Wolf, Greenfield & Sacks, P.C., special counsel for the Company, shall have furnished to the Underwriters its written opinion, dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that the name "Staples" is a trademark of Staples The Office Superstore, Inc., a wholly owned subsidiary of the Company, which has been duly registered with the U.S. Patent and Trademark Office.

                  (e) Hale and Dorr LLP, counsel for the Company, shall have furnished to the Underwriters its written opinion, dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) Each of the Company and each of the following
              subsidiaries of the Company: (A) Staples the Office Superstore, Inc., (B) Staples the Office Superstore East, Inc., (C) Staples Contract & Commercial, Inc., (D) Hackensack Funding, LLC and (E) Rochester Capital, LLC (each a "COVERED SUBSIDIARY") that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                        (ii) Each Covered Subsidiary of the Company that is a
              limited liability company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with limited liability power and authority to own its properties and conduct its business as described in the Prospectus;

                        (iii) This Agreement has been duly authorized,
              executed and delivered by the Company;


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                        (iv) The Offered Shares to be delivered on such
              Closing Date have been duly authorized by the Company and, when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus; and the stockholders of the Company have no pre-emptive rights with respect to the Offered Shares under the Restated Certificate of Incorporation or the By-laws of the Company;

                        (v) The execution, delivery and performance of this
              Agreement, the issue and sale by the Company of the Offered Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is filed as an exhibit to any Exchange Act Report nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company, or any order of any United States court or governmental agency or body having jurisdiction over the Company or any of its material domestic subsidiaries specifically naming the Company or any Covered Subsidiary known to such counsel or any United States federal or Massachusetts state statute, rule or regulation (except that such opinions shall not extend to compliance with the anti-fraud provisions of federal or state securities laws);

                        (vi) No consent, approval, authorization, order,
              registration or qualification of or with any United States federal governmental agency or body is required for the issue and sale of the Offered Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Offered Shares, and (B) such consents, approvals, authorizations, registrations or qualifications as may be required under (x) state securities or Blue Sky laws or (y) the rules and regulations of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Offered Shares by the Underwriters;

                        (vii) The statements set forth in the Prospectus
              under (A) the captions "Description of Common Stock and Preferred Stock Purchase Rights", and "Plan of Distribution", insofar as they purport to describe the terms of the Offered Shares and the provisions of the laws and documents referred to therein, and (B) the caption "Underwriting", insofar as they purport to describe the provisions of this Agreement and the lockup agreements referred to therein and the provisions of the Federal laws of the United States referred to therein, in each case, accurately summarize such matters in all material respects;

                        (viii) The Company is not an "investment company" or
              an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                        (ix) The Exchange Act Reports (other than the
              financial statements, financial data and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus or the Exchange Act Reports, no facts have come to their attention that have caused them to believe that (x) the Prospectus (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no view) contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) the Exchange Act Reports (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no view), when they were so filed and on such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  (f) The Underwriters shall have received an opinion, dated such Closing Date, of Sullivan & Cromwell LLP, counsel to the Underwriters, with respect to the incorporation of the Company, the validity of the Offered Shares delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such papers and information as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Sullivan & Cromwell LLP may rely as to all matters governed by Massachusetts law upon the opinion of Hale & Dorr LLP referred to above.

                  (g) The Underwriters shall have received a certificate, dated such Closing Date, of the President or any Executive Vice President and a principal financial or accounting officer of the Company in which such officers, after reasonable investigation, shall state to the effect set forth in subsection (c) and further state that the representations and warranties of the Company in this Agreement are true and correct as of such Closing Date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of such officers, are contemplated by the Commission and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no change, nor any development or event involving a prospective adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries which are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries except as set forth in or contemplated by the Prospectus.

                  (h) Jack A. VanWoerkom, Esq., Executive Vice President, General Counsel and Secretary of the Company, shall have furnished to the Underwriters his written opinion, dated such Closing Date, to the effect that:

                        (i) The Company has been duly qualified as a foreign
              corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or to be in good standing in any such jurisdiction;

                        (ii) All of the issued shares of capital stock of the
              Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except for directors' qualifying shares, are owned directly or indirectly by the Company, and were issued free and clear of all liens, encumbrances, equities or claims;

                        (iii) Each Significant Subsidiary (other than a
              non-U.S. Significant Subsidiary) of the Company that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Significant Subsidiary (other than a non-U.S. Significant Subsidiary) have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiary (other than a non-U.S. Significant Subsidiary), provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions and certificates);

                        (iv) Each subsidiary of the Company (other than a
              U.S. Significant Subsidiary) that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, or is subject to no material liability or disability by reason of the failure to be in good standing in any such jurisdiction; and all of the issued shares of capital stock of each such subsidiary (other than a U.S. Significant Subsidiary) have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries (other than U.S. Significant Subsidiaries), provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions and certificates);

                        (v) Each Significant Subsidiary of the Company (other
              than a non-U.S. Significant Subsidiary) that is a limited liability company has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation; and all of the issued membership interests of each such Significant Subsidiary (other than a non-U.S. Significant Subsidiary) have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company (except as set forth on Schedule B attached hereto), free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries (other than non-U.S. Significant Subsidiaries), provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions and certificates);

                        (vi) Each subsidiary of the Company (other than a
              U.S. Significant Subsidiary) that is a limited liability company has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, or is subject to no material liability or disability by reason of the failure to be in good standing in any such jurisdiction; and all of the issued membership interests of each such subsidiary (other than a U.S. Significant Subsidiary) have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company (other than interests owned by unrelated third parties representing in the aggregate less than one percent of the outstanding membership interest in any such subsidiary), free and clear of all material liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries (other than U.S. Significant Subsidiaries), provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions and certificates);

                        (vii) To the best of such counsel's knowledge and
              other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which is reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                        (viii) The Exchange Act Reports (other than the
              financial statements and related schedules and financial data derived from accounting records included therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

                        (ix) Although such counsel does not assume any
              responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus, no facts have come to the attention of such counsel that would cause such counsel to believe that (x) the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and financial data derived from accounting records included therein, as to which such counsel need express no view) contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) the Exchange Act Reports (other than the financial statements and related schedules and financial data derived from accounting records included therein, as to which such counsel need express no view) when they were so filed and on such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  (i) The Underwriters shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (j) On or prior to the date of this Agreement, the Underwriters shall have received lockup letters, each substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5 or A-6 hereto, as the case may be, from each of the respective executive officers and directors of the Company.

The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. The Underwriters may in their sole discretion waive compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of any such Closing Date or otherwise.

         6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter, if any, specifically for use therein.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. DEFAULT OF UNDERWRITERS. If any Underwriter or the Underwriters default in their obligations to purchase Offered Shares under this Agreement and the aggregate number of shares of Offered Shares that such defaulting Underwriter or the Underwriters agreed but failed to purchase does not exceed 11% of the total shares of Offered Shares, the Underwriters may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement (including the provisions of this Agreement), to purchase the Offered Shares that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or the Underwriters so default and the aggregate number of shares of Offered Shares with respect to which such default or defaults occur exceeds 11% of the total number of shares of Offered Shares and arrangements satisfactory to the Underwriters and the Company for the purchase of such Offered Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Shares. If this Agreement is terminated pursuant to
Section 7 or if for any reason the purchase of the Offered Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Offered Shares by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 5(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Shares.

         9. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Underwriters c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010-3629 (telefax: 212-325-4296); Attention: Joseph Fashano and c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (telefax: 212-902-3000); Attention: Registration Department. Notices to the Company shall be given to them c/o Staples, Inc., 500 Staples Drive, Framingham, Massachusetts 01702 (telefax: 508-253-7805); Attention: General Counsel. .

         10. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in this Agreement and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.

         If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        STAPLES, INC.

                                        By /s/ JOHN J. MAHONEY
                                          --------------------------------------
                                        Title  Executive Vice President,
                                               Chief Administrative Officer and
                                               Chief Financial Officer



The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.

         Acting on behalf of themselves

By  CREDIT SUISSE FIRST BOSTON LLC

       By /s/ ANDREW R. TAUSSIG
         --------------------------------
         Managing Director



By GOLDMAN, SACHS & CO.

       By /s/ GOLDMAN, SACHS & CO.
         --------------------------------

                                   SCHEDULE A



                                                                   NUMBER OF
             UNDERWRITER                                          FIRM SHARES

Credit Suisse First Boston LLC..............................       6,000,000

Goldman, Sachs & Co. .......................................       6,000,000
                                                                  ----------
    Total...................................................      12,000,000

                                   SCHEDULE B

Name of Subsidiary                     % of Ownership Not Owned by Staples, Inc.
Hackensack Funding LLC                      0.0005%

                                                EXHIBIT A-1

                                                                   May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

         As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering (the "OFFERING") will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "COMPANY"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

         (i) any Transfer of Securities acquired by the undersigned in the open market;

         (ii)  any Transfer of Securities to a family member or trust;

         (iii) any Transfer that constitutes a bona fide gift of Securities;

         (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned; and

         (v) beginning on the 31st day following the Public Offering Date, the Transfer of up to an aggregate of 500,000 shares of Securities (subject to adjustment for stock splits, stock dividends, combinations and similar recapitalizations) collectively by certain executive officers of the Company who have signed a lock-up agreement pursuant to the Underwriting Agreement in connection with the Offering, the allocation of such shares among such executive officers to be determined by the Company in its sole discretion, provided that the undersigned shall not make any sales under this clause (v) without the Company's prior consent;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above, the transferee agrees to be bound in writing by the terms of this Agreement.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,


                                         ---------------------------------------
                                         [SIGNATURE OF NON-SELLING STOCKHOLDER]



                                         ---------------------------------------
                                         [NAME OF NON-SELLING STOCKHOLDER]

                                   EXHIBIT A-2


                                                                   May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

            As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

            (i) any Transfer of Securities acquired by the undersigned in the open market;

            (ii) any Transfer of Securities to a family member or trust;

            (iii) any Transfer that constitutes a bona fide gift of Securities;

            (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned; and

            (v) beginning on the 16th day following the Public Offering Date, any Transfers of Securities by the undersigned pursuant to the undersigned's Rule 10b5-1 Trading Plan in effect as of the date of this Agreement;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above, the transferee agrees to be bound in writing by the terms of this Agreement, except that Transfers of up to an aggregate of 100,000 shares of Securities that constitute bona gifts or Eligible Transfers, are not subject to this proviso. For purposes of this Agreement, an "Eligible Transfer" means any Transfer of Securities by the undersigned to a trust such that, immediately following such Transfer, the undersigned is not (and is not deemed to be) the "beneficial owner" (as such term in defined in Rule 16a-1(a)(2) adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended) of such transferred Securities.

            In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

            This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,



                                         ------------------------------
                                         Thomas G. Stemberg

                                   EXHIBIT A-3

                                                                    May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

            As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

             (i) any Transfer of Securities acquired by the undersigned in the open market;

             (ii) any Transfer of Securities to a family member or trust;

             (iii) any Transfer that constitutes a bona fide gift of Securities; and

             (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above (other than Transfers of up to 10,000 shares of Securities in the aggregate, which Transfers constitute bona fide gifts), the transferee agrees to be bound in writing by the terms of this Agreement.

        In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

             This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,



                                         ------------------------------
                                         RONALD L. SARGENT

                                   EXHIBIT A-4

                                                                    May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

             As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

             (i) any Transfer of Securities acquired by the undersigned in the open market;

             (ii) any Transfer of Securities to a family member or trust;

             (iii) any Transfer that constitutes a bona fide gift of Securities;

             (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned; and

             (v) the Transfer of up to 17,500 shares of Securities by the undersigned pursuant to the undersigned's Rule 10b5-1 Trading Plan in effect as of the date of this Agreement;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above, the transferee agrees to be bound in writing by the terms of this Agreement.

             In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

                  This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,



                                         ------------------------------
                                         Mary Elizabeth Burton

                                   EXHIBIT A-5

                                                                    May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

             As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

             (i) any Transfer of Securities acquired by the undersigned in the open market;

             (ii) any Transfer of Securities to a family member or trust;

             (iii) any Transfer that constitutes a bona fide gift of Securities; and

             (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above (other than Transfers of up to 10,000 shares of Securities in the aggregate, which Transfers constitute bona fide gifts), the transferee agrees to be bound in writing by the terms of this Agreement.

             In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

             This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,



                                         ------------------------------
                                         JOHN J. MAHONEY

                                   EXHIBIT A-6

                                                                    May __, 2003

Staples, Inc.
500 Staples Drive
Framingham, Massachusetts 01702

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, NY   10010-3629

Dear Sirs:

            As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for the Common Stock, par value $.0006 per share (the "SECURITIES") of Staples, Inc., and any successor (by merger or otherwise) thereto, (the "Company"), the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not (1) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities (collectively, a "Transfer"), whether any such Transfer is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or (2) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC and Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.

Notwithstanding the foregoing, the following Transfers shall not be subject to this Agreement:

             (i) any Transfer of Securities acquired by the undersigned in the open market;

             (ii) any Transfer of Securities to a family member or trust;

             (iii) any Transfer that constitutes a bona fide gift of Securities; and

             (iv) any Transfer of Securities by the undersigned to the Company solely to the extent necessary to provide the undersigned with proceeds from such Transfer in an amount sufficient to pay any taxes incurred by the undersigned as a result of the vesting in May 2003 of any shares of Performance Accelerated Restricted Stock held by the undersigned;

provided, that, in the case of any Transfer described in clauses (ii) or (iii) above, the transferee agrees to be bound in writing by the terms of this Agreement.

            In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

                      (SIGNATURE APPEARS ON FOLLOWING PAGE)

             This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before May 31, 2003.

                                         Very truly yours,


                                         --------------------------------------
                                         [SIGNATURE OF NON-SELLING STOCKHOLDER]



                                         --------------------------------------
                                         [NAME OF NON-SELLING STOCKHOLDER]